IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

WESTERN STANDARD ENERGY CORP.		DAN BAUER

Per:	/s/ Peter Jenks	Signature:	/s/ Dan Bauer
Peter Jenks, President

ASSIGNMENT AND PURCHASE AGREEMENT

THIS AGREEMENT is dated as of the 17 day of December, 2009, by and among **WESTERN STANDARD ENERGY CORP., a Nevada company,** and (the "Assignor") and **DAN BAUER,** (the "Assignee").

WITNESSETH:

WHEREAS on April 17, 2008, the Assignor acquired leases from Oil For America, which leases included Lodgepole Reef Prospects on the Oil For America Rocheford 27-1 Lodgepole Reef Prospect for $22,690 ("Leases #1). Leases #1 were sold and assigned by the Assignor to Oil For America Exploration, LLC on November 23, 2009 for $25,000, with the Assignor reserving a 3% royalty interest for itself. The royalty interests attached to Leases #1 are described in Exhibit A attached hereto;

AND WHEREAS on November 29, 2007, the Assignor acquired leases from Coastal Petroleum Company for $80,000, which leases included Lodgepole Reef Prospects in Slope County, North Dakota ("Leases #2"). Leases #2 are described in Exhibit B attached hereto;

AND WHEREAS on October 31, 2008, the Assignor acquired leases from East Dickinson Oil and Gas Company and Stark County Oil and Gas Company for $10,000, which leases included Lodgepole Reef Prospects on the State of North Dakota ownership ("Leases #3). Leases #3 were sold and assigned by the Assignor to East Dickinson Oil and Gas Company on September 18, 2009 for $13,500, with the Assignor reserving a 4.5% royalty interest for itself. The royalty interests attached to Leases #2 are described in Exhibit C attached hereto;

AND WHEREAS on November 9, 2007, the Assignor acquired leases from Oil For America for $40,000 which leases included Lodgepole Reef Prospects in Stark County, North Dakota ("Leases #4"). Leases #4 are described in Exhibit D attached hereto;

AND WHEREAS the Assignee is indebted to the Assignee in the amount of **$209,143** (the "Debt");

AND WHEREAS the Assignor owns 100% of the issued and outstanding shares of Western Standard Energy Limited, a United Kingdom company.

NOW, THEREFORE, in consideration of $1.00 and the mutual covenants and promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. **Currency** – All references herein to money amounts are expressed in U.S. currency unless otherwise indicated.

2. **Assignment of Leases.** Subject to the terms herein, the Assignor hereby absolutely assigns, transfers and sets over to the Assignee (the "Assignment") all of its right, title and

interest in and to Leases #1, Leases #2, Leases #3 and Leases #4 (collectively, the "Leases") effective as of the date of this Agreement. In consideration for the Assignment, the Assignee hereby waives, releases and forever discharges the Assignor from any and all obligations of the Assignor to repay the Debt. The Assignor further agrees to execute a separate assignment document in favor of the Assignee, in form provided by the Assignee, in respect of each of the Leases.

3. **Purchase of Subsidiary.** The Assignor hereby sells, and the Assignor hereby purchases, the Subsidiary (the "Acquisition"). In consideration of the Acquisition, the Assignee shall pay the Assignee the amount of One (1) British Pound and hereby assumes all liabilities and obligations, of any kind, whatsoever, of the Subsidiary. The Assignor further agrees to execute any and all documents, in form provided by the Assignee, required to complete the Acquisition. The Assignee further agrees to make all regulatory filings, and pay all monies, including but not limited to any and all withholding taxes, required under the laws of the United Kingdom in respect of the Acquisition.

4. **Miscellaneous.**

4.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee, and their respective successors, heirs and assigns.

4.2 Counterparts; Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement. A photocopy or facsimile copy of a signature on any counterpart to this Agreement shall constitute an original for all purposes.

4.3 Further Assurances: Each party to this Agreement covenants and agrees that, from time to time prior to or subsequent to date of this Agreement, it will, at the request and expense of the requesting party, execute and deliver all such documents, including, without limitation, all such additional conveyances, transfers, consents and other assurances and do all such other acts and things as any other party to this Agreement, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate the transactions contemplated in this Agreement.

4.4 Governing Law and Venue. This Agreement is to be construed under and governed by the laws of the State of Nevada then in effect.

4.5 Invalidity. If at any time any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby to the fullest extent possible by law.

4.6 Time. Time shall be of the essence of this Agreement.

Exhibits to Assignment and Purchase Agreement between Western Standard Energy Corp. and Dan Bauer dated December 14, 2009

Exhibit A

A three percent (3%) over riding royalty interest in the following mineral leases within Stark County, North Dakota:

1. A three year oil and gas lease dated March 24, 2008, from Edwin J. Wanner and Patricia A. Wanner, husband and wife, to East Dickinson Oil and Gas Company, covering the W ½ NW ¼ and W ½ E ½ NW ¼ of Section 27 of Township 139 North, Range 95 West.

2. A three year oil and gas lease dated March 24, 2008, from Leo F. D'Schaak to East Dickinson Oil and Gas Company, covering the E ½ E ½ NW ¼ of Section 27 of Township 139 North, Range 95 West.

3. A three year oil and gas lease dated March 24, 2008, from Desiree Ziegler to East Dickinson Oil and Gas Company, covering the NW ¼ of Section 27 of Township 139 North, Range 95 West.

4. A three year oil and gas lease dated March 26, 2008, from Barbara Syverson and Alan Syverson, wife and husband, to East Dickinson Oil and Gas Company, covering the NW ¼ of Section 27 of Township 139 North, Range 95 West.

5. A three year oil and gas lease dated March 25, 2008, from Kirk T. Rocheford and Jamie L. Rocheford, Trustees of the Kirk T. Rocheford Revocable Trust, to East Dickinson Oil and Gas Company, covering the NW ¼ of Section 27 of Township 139 North, Range 95 West

Exhibit B

The following mineral leases within Slope County, North Dakota:

1. That part of US BLM Lease USANDM-90634 which includes the Southwest ¼ of Section 18, Township 136 North Range 100 West, Slope County, North Dakota, and;

2. That part of US BLM Lease USANDM-90634 which includes the North ½ of Section 18 and the West ½ of Section 31, Township 136 North Range 100 West, Slope County, North Dakota.

The rights include all the rights below the bottom of the Tyler formation, expire on January 31, 2011 subject to payment of annual rentals, and have an 80% net revenue interest.

Exhibit C

The following mineral leases within Stark County, North Dakota:

1. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00792, to East Dickinson Oil and Gas Company, covering the SW ¼ of Section 2 of Township 138 North, Range 94 West.

2. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00793, to East Dickinson Oil and Gas Company, covering the NE ¼ of Section 11 of Township 138 North, Range 94 West.

3. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00794, to East Dickinson Oil and Gas Company, covering the SE ¼ of Section 11 of Township 138 North, Range 94 West.

4. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00796, to East Dickinson Oil and Gas Company, covering the E ½ NW ¼ and the NW ¼ of the NW ¼ of Section 14 of Township 138 North, Range 94 West.

5. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00799, to East Dickinson Oil and Gas Company, covering the S ½ SE ¼ of Section 24 of Township 138 North, Range 95 West.

6. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00800, to East Dickinson Oil and Gas Company, covering the S ½ of the SW ¼ of Section 24 of Township 138 North, Range 95 West.

7. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00805, to East Dickinson Oil and Gas Company, covering the SW ¼ of Section 21 of Township 139 North, Range 94 West.

8. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00808, to East Dickinson Oil and Gas Company, covering the SW ¼ of Section 1 of Township 139 North, Range 95 West.

9. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00818, to East Dickinson Oil and Gas Company, covering the NW ¼ of Section 32 of Township 140 North, Range 95 West.

10. A five year oil and gas lease dated August 5, 2008, from the State of North Dakota, Lease OG-07-00939, to East Dickinson Oil and Gas Company, covering the NW ¼ of Section 21 of Township 138 North, Range 93 West.

11. A five year oil and gas lease dated November 6, 2007, from the State of North Dakota, Lease OG-07-00813, to Stark County Oil and Gas Company, covering the E ½ NW¼ and Lots 1, 2 of Section 30 of Township 139 North, Range 97 West.

Exhibit D

The following mineral leases within Stark County, North Dakota:

1. A three year oil and gas lease dated October 31, 2007 from John H. Wieglenda and Marsha Wieglenda, husband and wife, to Oil For America, covering the SE ¼ of Section 23 of Township 139 North, Range 94 West.
2. A three year oil and gas lease dated November 2, 2007 from Danny Thielen, aka Danny J. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
3. A three year oil and gas lease dated November 2, 2007 from Lloyd Thielen, aka Lloyd E. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
4. A three year oil and gas lease dated November 5, 2007 from Kenny Thielen, aka Kenneth M. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
5. A three year oil and gas lease dated November 6, 2007 from Linda M. Sykora, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
6. A three year oil and gas lease dated November 2, 2007 from Dorothy Thielen Heidt to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.